UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
January 23, 2012 (January 23, 2012)

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) The Shaw Group Inc., a Louisiana corporation (the “Company”), appointed Timothy J. Poché as the Company’s Chief Accounting Officer, effective January 23, 2012.  A copy of the press release dated January 26, 2012, announcing this matter is attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to joining the Company, Mr. Poché, age 43, served as an audit partner at Deloitte & Touche LLP.  From 2008 until his departure from Deloitte, Mr. Poché served as its managing partner and professional practices director in its New Orleans office.  Mr. Poché was also the audit partner on numerous multi-national energy companies and he previously worked within Deloitte’s Security and Exchange Commission services group of the Deloitte national office.

Pursuant to the terms and conditions of the Poché Agreement, Mr. Poché:  (1)  shall serve as the Chief Accounting Officer of the Company, reporting to the Company’s Chief Financial Officer; (2)  will receive an annual salary of $360,000 and is eligible to participate in the Company’s Management Incentive Plan and Long Term Incentive Plan; (3)  will receive a sign-on bonus of $200,000, subject to a claw-back if he voluntarily resigns or is terminated for Cause (as defined in the Poche Agreement) within 24 months from the date of his employment; (4)  will receive an initial grant in the form of restricted stock units for a total value of $100,000 and will vest in three annual installments; (5) may participate in the Shaw Flexible Perquisite program and the employee benefits package; (6) and will receive a Relocation Package.

The Poché Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the agreement is qualified in its entirety by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date:	January 26, 2012	By:	/s/ John Donofrio
John Donofrio, Executive Vice
President, General Counsel and
Corporate Secretary

THE SHAW GROUP INC.

EXHIBIT INDEX

Form 8-K
January 26, 2012

Exhibit Number	Description	Page No.

10.1	Letter Agreement dated as of December 9, 2011,
by and between The Shaw Group Inc. and
Timothy J. Poché.

99.1	Press Release dated January 26, 2012.

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